Exhibit 99.2


In connection with the CNB Florida Bancshares, Inc. (the "Company") Quarterly Report on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), I, G. Thomas Frankland, Executive Vice President and Chief Financial Officer of (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:



         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and


         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.



                                                    /s/ G. Thomas Frankland
                                                    -----------------------
                                                    G. Thomas Frankland
                                                    Executive Vice President and
                                                    Chief Financial Officer